UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 1, 2014

                        Commission File Number 333-146627


                               BARON ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                NEVADA                                          26-0582528
    (State or other jurisdiction of                          (I.R.S. Employer
     incorporation or organization)                       Identification Number)

        300 S.C.M. Allen Parkway
               Suite 400
           San Marcos, TX                                         78666
(Address of principal executive offices)                        (Zip Code)

                                 (512) 392-5775
               Registrant's telephone number, including area code

        Securities registered pursuant to Section 12(b) of the Act: None

        Securities registered pursuant to Section 12(g) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                EXPLANATORY NOTE

     On August 1, 2014, Baron Energy, Inc. (the "Company," "we," "us," "our") filed a Current Report on Form 8-K (the "Original Form 8-K") regarding the completion of an acquisition of assets by us from Ricochet Energy, Inc. We are filing this Current Report on Form 8-K/A to amend the Original Form 8-K to correct a typographical error in cubic feet of gas reported in Item 2.01, replacing the information reported under Item 2.01 with this amended Item 2.01 information.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     Effective May 29, 2014, we entered into a Purchase and Sale Agreement with Ricochet Energy, Inc., a Texas corporation, and other unrelated third-party sellers specified therein (collectively, "Ricochet') to acquire all of Ricochet's right, title and interest in certain oil and gas leasehold interests, record title interests, operating rights interests, fee interests, mineral interests and overriding royalty and other related oil and gas interests in Frio and LaSalle County, Texas (the "Ricochet Agreement"). On July 28, 2014 we assigned all of our rights, title, and interest in the Ricochet Agreement to Baron Production. Baron Production consummated the Ricochet Agreement concurrently with the financing and other transactions described in Item 1.01 above, whereby it acquired working interests ranging from 89.10% to 100% in 8,060 gross acres, 14 producing wells, and 1 salt-water disposal well, with current gross production of 204 barrels of oil and 180 thousand cubic feet of gas per day, for the purchase price of $7,720,743, subject to certain adjustments.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BARON ENERGY, INC.


Date: August 4, 2014                By: /s/ Ronnie L. Steinocher
                                       -----------------------------------------
                                    Name:  Ronnie L. Steinocher
                                    Title: President and Chief Executive Officer

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